UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2019

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 – 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant’s telephone number, including area code:  (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of principal U.S. market and foreign exchange
Common Stock	RYES	OTCQB
Common Stock	RISE	Canadian Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 8.01

Other Events

Rise Gold Corp. announced additional assay results from on-going diamond core drilling at the Idaho-Maryland Gold Project with the following highlights:

•

 New drill intercept in Idaho #1 Vein assays 46.3 gpt gold / 1.07 m (1.35 oz per ton / 3.5 ft) within broader interval assaying 9.4 gpt gold over 5.94 m

•

New intercept ~600 m downdip of Idaho 2400 level, the lowest level of exploration on Idaho #1 Vein, confirming exploration target for the Idaho #1 Vein with dimensions of 600 m x 600 m and remaining open-to-depth

•

Recent drilling and re-interpretation of prior drill hole I-19-13 suggest an additional major exploration target on the Idaho #2 Vein with dimensions of 1,000 m x 1,400 m

•

Assays pending for drill holes I-19-14 & I-19-14A

Item 9.01

Financial Statements and Exhibits

Exhibit

No.

Description

99.1

Press release dated May 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

May 21, 2019

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer